UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 28, 2009
NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-26128 (Commission File Number)	35-1927981 (IRS Employer Identification No.)
9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)
(219) 836-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE
INDEX TO EXHIBITS
EX-99.1

     Item 8.01 Other Events
          On May 26, 2009, the Northwest Indiana Bancorp, the parent company for Peoples Bank, announced that on May 22, 2009, the Board of Directors of the Bancorp declared a dividend of $0.32 per share payable on July 2, 2009 to shareholders of record as of June 19, 2009.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2009

NORTHWEST INDIANA BANCORP
By:	/s/ David A. Bochnowski
	Name:	David A. Bochnowski
	Title:	Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated May 26, 2009.